______________________________________________________________________________



                    SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549-1004

                         ______________________


                                FORM 8-K

                         ______________________


                              CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): October 27, 2002
                              ______________


                              WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

                              ______________



      Georgia                    0-11258                      58-1521612
(State or Other                (Commission                       (IRS
 Jurisdiction of               File Number)                    Employer
  Incorporation)                                          Identification No.)



   500 Clinton Center Drive,                             39056
    Clinton, Mississippi
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code (601) 460-5600

                              ______________



______________________________________________________________________________


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Item 5.  Other Events.

Press Releases

     On November 8, 2002, WorldCom, Inc. (the "Company") issued a press release announcing the filing of voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") for an additional 43 subsidiaries in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). A copy of this press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

     On November 11, 2002, the Company issued a press release announcing the filing with the Bankruptcy Court of its September 2002 Monthly Operating Report. A copy of this press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Recent Changes to the Board of Directors

     On October 27, 2002, Stiles A. Kellett, Jr. resigned from the Board of Directors of the Company. Mr. Kellett was Chairman of the Compensation and Stock Option Committee and a member of the Nominating Committee of the Board. On such date, Mr. Kellett and Kellett Investment Corporation, a corporation owned by Mr. Kellett, entered into a settlement agreement with the Company reflecting the mutual settlement of certain potential claims relating to Mr. Kellett's compensation and to certain prior use of an aircraft owned by the Company. A copy of the settlement agreement is filed as Exhibit 99.3 hereto.

     On November 8, 2002, C.B. Rogers, Jr. was appointed to the Compensation and Stock Option Committee and Nicholas deB. Katzenbach was appointed to the Nominating Committee, and Dennis R. Beresford was appointed to the Audit Committee on August 23, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit No.                           Description of Exhibit
         ----------                            -----------------------

         99.1                            Press Release dated November 8, 2002

         99.2                            Press Release dated November 11, 2002

         99.3 Settlement Agreement dated as of October 27, 2002, among Stiles A. Kellett, Jr., Kellett Investment Corporation and the Company


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

Item 9.  Regulation FD Disclosure.

     On November 11, 2002, the Company and certain of its direct and indirect U.S. subsidiaries filed their monthly operating report for the month of September 2002 (the "Operating Report") with the Bankruptcy Court. Copies of the Operating Report may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and from the Company's Restructuring Information Desk at http://www.worldcom.com.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     The Operating Report contains financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

     As described in the Operating Report, the Company previously announced restatements of earnings affecting 1999, 2000, 2001 and first quarter 2002. In June 2002, Arthur Andersen LLP ("Andersen"), the Company's previous external auditors, advised the Company that Andersen's audit report on the Company's financial statements for 2001 and Andersen's review of the Company's financial statements for first quarter 2002 could not be relied upon. The Company's new external auditors, KPMG LLP ("KPMG"), are undertaking a comprehensive audit of the Company's financial statements for 2000, 2001 and 2002.

     A Special Investigative Committee of the Company's Board of Directors is overseeing an independent investigation of these matters by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission ("SEC"). The Company's accounting practices also are under investigation by the SEC, by the U.S. Attorney's Office for the Southern District of New York and by the Examiner appointed by the Bankruptcy Court, Richard Thornburgh, former Attorney General of the United States.

     Investors and creditors should be aware that additional amounts of improperly reported pre-tax income may be discovered and announced. Until the Company has completed its internal review and KPMG is able to complete the audit of 2000, 2001 and 2002, the total impact on previously reported financial statements cannot be known.

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

Cautionary Statement Regarding Forward-Looking Statements

     This Report and the Operating Report may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company's bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management's expectations include economic uncertainty; the effects of vigorous competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company's filings with the SEC.


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

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORLDCOM, INC.
                                        (Registrant)


                                        By:  /s/ Michael H. Salsbury
                                            --------------------------------
                                            Name:   Michael H. Salsbury
                                            Title:  General Counsel

Dated:  November 12, 2002

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


                            EXHIBIT INDEX

   Exhibit No.                                  Description
   ----------                                   -----------

       99.1         Press Release dated November 8, 2002

       99.2         Press Release dated November 11, 2002

       99.3 Settlement Agreement dated as of October 27, 2002, among Stiles A. Kellett, Jr., Kellett Investment Corporation and the Company


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